SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 13, 2003
                        (Date of Earliest Event Reported)

                      JOHN HANCOCK FINANCIAL SERVICES, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number: 1-15607

                    DELAWARE                                     04-3483032
(State or other jurisdiction of incorporation                 (I.R.S. Employer
                or organization)                             Identification No.)

                               John Hancock Place
                           Boston, Massachusetts 02117
                    (Address of principal executive offices)

                                 (617) 572-6000
              (Registrant's telephone number, including area code)
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Item 5. Other Events and Regulation FD Disclosure

        On March 13, 2003, Maritime Life, a wholly owned subsidiary of John Hancock Financial Services, Inc., issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

        Exhibit No.                  Item
        -----------                  ----

        99                           Press Release issued by Maritime Life,
                                     dated March 13, 2003.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     JOHN HANCOCK FINANCIAL SERVICES, INC.


Date: March 13, 2003                 By: /s/ Thomas E. Moloney
                                        -----------------------------------
                                         Thomas E. Moloney
                                         Senior Executive Vice President and
                                         Chief Financial Officer